                                                                   EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



We consent to the incorporation by reference in Registration Statements Nos. 333-00537, 33-60169, 33-69922, and 33-33373 of Datascope Corp. on Form S-8 of
our report dated July 29, 1997 appearing in this Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 1997.



/s/ Deloitte & Touche LLP

New York, New York
September 26, 1997